Troy Patton – CEO Ciel Caldwell – CFO November 13, 2015 Q3 2015 Earnings Presentation Northern Power Systems Exhibit 99.2

FORWARD
LOOKING
STATEMENT
AND
NON
-GAAP
DISCLOSURES
All
statements
and
other
information
contained
in
this
document
related
to
anticipated
future
events
or
results
constitute
forward-looking
statements.
Forward-looking
statements
often,
but
not
always,
are
identified
by
the
use
of
words
such
as
“seek”,
“anticipate”,
“believe”,
“plan”,
“estimate”,
“expect”,
“intend”,
“forecast”,
“project”,
“likely”,
“potential”,
“targeted”
and
“possible”
and
statements
that
an
event
or
result
“may”,
“will”,
“would”,
“should”,
“could”
or
“might”
occur
or
be
achieved
and
other
similar
expressions.
Forward-looking
statements
are
subject
to
known
and
unknown
business
and
economic
risks
and
uncertainties
and
other
factors
that
could
cause
actual
results
of
operations
to
differ
materially
from
those
expressed
or
implied
by
the
forward-looking
statements.
Forward-
looking
statements
are
based
on
estimates
and
opinions
of
management
at
the
date
the
statements
are
made.
Northern
Power
Systems
does
not
undertake
any
obligation
to
update
forward-looking
statements
even
if
circumstances
or
management’s
estimates
or
opinions
should
change,
except
as
required
by
law.
For
the
reasons
set
forth
above,
investors
should
not
place
undue
reliance
on
forward-looking
statements.
This
presentation
references
non-GAAP
financial
measures
with
the
required
reconciliation
referenced
in
the
table
captioned
“Non-GAAP
Reconciliations”
to
the
most
comparable
GAAP
financial
measures.

Presentation Organization and Call Details

Q&A Session:
Immediately following prepared remarks
Link from IR webpage at
http://www.ir.northernpower.com/events-
and-presentations.aspx
Troy Patton
President and CEO
Ciel Caldwell
CFO
Presentation Organization:
Q3 2015 business update
Q3 2015 operational and financial
results review
GAAP to Non-GAAP reconciliations
Hosted by:

NPS’ Business Lines
Fully developed strategic
partnership approach
Successfully deployed in China
and Brazil to date
4
High-margin Development
Expansion of IP portfolio
NPS 2MW
turbine
platform
Converter and
Controls Systems
NPS
60/100kW
Technology Licensing
Product Sales & Service
Technology Development

Q114
Q214
Q314
Q414
Q115
Q215
Q315

Q114
Q214
Q314
Q414
Q115
Q215
Q315

Business Expansion Trends
5

Bridge to Net Loss
Non-GAAP EBITDA (Loss)/Income
(2.2)
(4.1)***
(3.1)
*Includes the impact of delayed Q413 turbine deliveries
***Includes $0.6M of costs related to  a considered financing transaction
$0
$2
$4
$6
$8
$10
$12
$14
$16
$0
$10
$20
$30
$40
$50
BACKLOG
REVENUE
($5)
($4)
($3)
($2)
($1)
$0
$1
(2.5)
(1.2)
0.5
(1.6)
(3.3)
(2.7)
0.3
(0.3)
(2.4)
(3.3)
(0.5)
48
40
47
41
43
41
36
**
6.2
13.8
15
14
8.3
12.5
16.7
**
**
**Represents currency fluctuation impact

Q3 2015: Product Sales and Service Update
Supply: blade production meeting needs
Italian market:
Continuing strong demand
On-going clarifications of feed in tariff
policy
Gaining market share
UK market:
Draft feed in tariff policy changes suggest
that the market for 100kW turbines will be
impacted
Exploring a suitable adaptation of the
60kW to a 50kW option for the UK market
Rest Of World markets:
Korea -
additional island auctions over
next six months
US –
new financing options and
cooperation with IPP’s bringing new
channels to market in target states
6
NPS 2MW
turbine
platform
Converter and
Controls Systems
NPS
60/100kW
Product Sales & Service
Distributed Turbines:

Q3 2015: Product Sales and Service Update
NPS Flexphase
power converters well
suited for emerging Utility Battery Energy
Storage (“BESS”) Market
Rapidly expanding market driven by
mandates and increasingly affordable
storage technologies
Applications include:
Voltage/frequency regulation
Peak shaving
Grid reliability
T&D deferral
Flexphase
is technology agnostic: works
well with Li-Ion, Sodium-Sulfur and Flow
chemistries
North America and Europe primarily in
focus in medium term
7
NPS 2MW
turbine
platform
Converter and
Controls Systems
NPS
60/100kW
Product Sales & Service
Power Systems:

Q3 2015: Technology Licensing & Development Update
WEG 2.1MW turbine shipments
continue steadily, fleet growing
rapidly
Healthy and increasing order
backlog at over 500MW
Actively exploring other regions &
expanded WEG relationship
European partners bringing
opportunities in power conversion
and storage
8
Technology Licensing
Fully developed strategic
partnership approach
Successfully deployed in China and
Brazil to date
Technology Development
High-margin Development
Expansion of IP portfolio

Q3 2015: Key Financial Metrics

Q3 2015
YTD 2015
Revenue
•
$16.7M
•
11% y/y growth
•
34%
q/q growth
•
$37.4M
•
12% y/y reduction
Backlog
•
$36M
•
23% y/y decrease
•
Currency fluctuation
impact of approximately 5%
Gross Margin
•
20.4%
•
PY
at 32.2%
•
Q2 9.3%
•
17.1%
•
PY at 19.3%
Net Loss
•
($0.5M)
•
67% y/y loss
increase
•
($0.02/share)
•
85% q/q improvement
•
($7.9M)
•
44% y/y loss increase
•
($0.35/share)
Non-GAAP
EBITDA
Income/(Loss)
•
$0.3M
•
40% y/y income
decrease
•
$0.01/share
•
112%
q/q improvement
•
($5.9M)
•
84% y/y loss increase
•
($0.26/share)

Revenue and Gross Margin Trends

Q1 ‘15
Q1 ‘14
Q3 ‘14
Q4 ‘14
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
High-wind Regimes
Non-turbine Revenue
Low-wind Regimes
Q2 ‘13
Q1 ‘13
Q3 ‘13
Q4 ‘13
Q2 ‘14
Q2 ‘15
Q3 ‘15
-9.9%
-1.3%
12.7%
8.4%
8.7%
15.9%
32.2%
20.4%
22.2%
9.3%
20.4%
-15.0%
-5.0%
5.0%
15.0%
25.0%
35.0%

Q3 2015: Other Financial Metrics
Cash Flow Statement
Q3 2015
Q3 2014
Cash used
in operations
($0.7M)
•
Change in operating
assets / liab. ($0.6M)
($3.0M)
•
Change in operating
assets / liab. ($3.4M)
Cash used
in investing
activities
($0.7M)
($0.1M)
Cash provided by financing
activities
$1.0M
$4.0M
11
Balance Sheet Metrics
September 30, 2015
September 30, 2014
Cash and cash equivalents
$5.7M
$16.3M
Inventory
$15.5M
$5.0M of which
or 32.3% is in transit
$15.0M
Working capital line
$4.0M
$4.0M

Non-GAAP Reconciliations 12

Non-GAAP Reconciliations Non-GAAP adjusted EBITDA

Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Net Loss
$(3,124)
$(2,064)
$(289)
$(2,417)
$(4,133)
$(3,298)
$(485)
Interest
240
37
40
26
26
71
45
Taxes
14
15
412
454
385
383
427
Depreciation
178
391
194
179
190
193
212
Stock
compensation
148
454
144
141
178
190
313
Non
cash implied
license revenue
-
-
-
-
-
(243)
(189)
Loss on disposal of
asset
-
-
-
4
50
-
-
Adjusted
EBITDA
$(2,544)
$(1,167)
$501
$(1,613)
$(3,304)
$(2,704)
$323
(All amounts in thousands)